Exhibit 99.5
                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of this Amendment No. 7 to Schedule 13D with respect to the Common Stock, par value $1.00 per share, of Texfi Industries, Inc. and that this agreement shall be included as an exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of May 20, 1999.

                                                     CHADBOURNE CORPORATION


                                        By:      /s/ William L. Remley
                                        Name:    William L. Remley
                                        Title:   President

                                        HALTON HOUSE, LTD.


                                        By:      /s/ William L. Remley
                                        Name:    William L. Remley
                                        Title:   President

                                        THE HALTON DECLARATION OF TRUST

                                        By:      Bahamas Protectors, Ltd.

                                                 By:      /s/Gary R. Siegel
                                                 Name:    Gary R. Siegel
                                                 Title:   Attorney-in-Fact

                                        BAHAMAS PROTECTORS, LTD.


                                        By:      Gary R. Siegel
                                        Name:    Gary R. Siegel
                                        Title:   Attorney-in-Fact

                                        MENTMORE HOLDINGS CORPORATION


                                        By:      /s/ William L. Remley
                                        Name:    William L. Remley
                                        Title:   President

                                        /s/ William L. Remley
                                        WILLIAM L. REMLEY